EXECUTION VERSION
AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 6, 2012 (this “Amendment”), is entered into by and among SENSATA TECHNOLOGIES B.V., a besloten vennootschap organized under the laws of the Netherlands (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company (the “US Borrower”, and together with the BV Borrower, the “Borrowers”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a besloten vennootschap organized under the laws of the Netherlands (the “Parent”), the undersigned guarantors (together with the Parent, the “Guarantors”), MORGAN STANLEY SENIOR FUNDING, INC. and BARCLAYS BANK PLC, as joint lead arrangers and bookrunners, BARCLAYS BANK PLC, as syndication agent, MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent (the “Administrative Agent”) and the undersigned lenders (the “Lenders”).
PRELIMINARY STATEMENTS:
WHEREAS, the Borrowers, the Parent, the Administrative Agent and certain lenders entered into that certain Credit Agreement, dated as of May 12, 2011 (as amended, amended and restated, supplemented, waived or otherwise modified prior to the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrowers, the Parent, the Administrative Agent and the Lenders have agreed to amend the Credit Agreement as hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction (or waiver by the Administrative Agent) of the conditions precedent set forth in Section 3, hereby amended as follows:
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“First Amendment” means that certain Amendment No. 1 to Credit Agreement, dated as of December 6, 2012, among the BV Borrower, the US Borrower, the Parent, the other Guarantors party thereto, Morgan Stanley Senior Funding, Inc. and Barclays Bank PLC, as joint lead arrangers and bookrunners, Barclays Bank PLC, as syndication agent, the Administrative Agent and certain Lenders party thereto.

NYDOCS01/1311404	1	Amendment No. 1 to Credit Agreement

“First Amendment Effective Date” means the date on which all of the conditions contained in Section 3 of the First Amendment have been satisfied or waived by the Administrative Agent.

(b)The definition of “Prepayment Percentage” contained in Section 1.01 of the Credit Agreement shall be amended by replacing the Senior Secured Net Leverage Ratio grid contained therein with the following:

Level	Indebtedness
Level I > 1.5:1.0	100%
Level II < 1.5:1.0 but > 1.0:1.0	50%
Level III < 1.0:1.0	0%

Level	Excess Cash Flow
Level I > 1.5:1.0	25%
Level II < 1.5:1.0	0%

(c)Section 1.01 of the Credit Agreement is hereby amended by restating clause (a) of the definition of “Applicable Rate” as follows:
“(a)    with respect to Term Loans, (A) for Eurodollar Rate Loans, 2.75% and (B) for Base Rate Loans, 1.75%;”;
(d)Section 2.05(a)(v) of the Credit Agreement is hereby amended by replacing the reference to the “Closing Date” contained therein with a reference to the “First Amendment Effective Date”;
(e)Section 2.05(b)(i) of the Credit Agreement is hereby amended by replacing the date “December 31, 2012” with the date “December 31, 2013”; and
(f)Article 10 of the Credit Agreement is hereby amended by the addition of a new Section 10.25 as follows:
“SECTION 10.25. Release of Guarantors. The Lenders hereby agree to the release and termination of (a) all of the obligations, liabilities and indebtedness of Sensata Technologies (Korea) Limited under this Agreement and the other Loan Documents (including, without limitation, all of the Foreign Security Agreements executed by Sensata Technologies (Korea) Limited) and (b) all of the Liens

NYDOCS01/1311404	2	Amendment No. 1 to Credit Agreement

and security interests of the Administrative Agent, the Collateral Agent and the Lenders in any and all of the property of Sensata Technologies (Korea) Limited. In connection with any release pursuant to this Section, the Administrative Agent and the Collateral Agent shall execute and deliver to Sensata Technologies (Korea) Limited all documents that Sensata Technologies (Korea) Limited shall reasonably request to evidence such release, including, without limitation, the termination of any Uniform Commercial Code financing statements naming Sensata Technologies (Korea) Limited as a debtor. Notwithstanding anything to the contrary contained herein, each of Sensor-Nite N.V., a Belgium company, and Sensor-Nite Industrial OOD, a Bulgarian company, will be added as a Foreign Guarantor within 90 days after the First Amendment Effective Date (as such time period may be extended in the sole discretion of the Administrative Agent); provided that, for the avoidance of doubt, until the expiration of such 90 day period (or such extended period), any failure to comply with the requirement to designate Foreign Subsidiaries contained in the first proviso of the definition of Material Foreign Subsidiary that results from the release contemplated by this Section 10.25 will not result in a violation of such requirement.”

SECTION 2. Reference to and Effect on the Loan Documents. On and after the Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. For the avoidance of doubt, this Amendment shall also constitute a Loan Document under the Credit Agreement, as amended by the Amendment.

(b)    The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.
(c)    Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.
SECTION 3. Conditions of Effectiveness for Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions shall have been satisfied (or waived by the Administrative Agent):
(a)    The Administrative Agent shall have received counterparts of this Amendment executed by the BV Borrower, the US Borrower, the Parent, the other Guarantors, and the Lenders party hereto, including any Revolving Credit Lenders that wish to consent, as well as any New Lenders or Increasing Lenders on, or prior to, 5:00 p.m., New York City time on December 4, 2012 (the “Consent Deadline”) ;
(b)    The Administrative Agent shall have received a certified copy of the resolutions of the Board of Directors or other governing body, as applicable, of each Loan Party (or duly authorized committee thereof) authorizing this Amendment;

NYDOCS01/1311404	3	Amendment No. 1 to Credit Agreement

(c)    The Administrative Agent shall have received a certificate of the BV Borrower dated as of the Effective Date signed on behalf of the BV Borrower by a Responsible Officer of the BV Borrower, certifying on behalf of the Borrowers that immediately before and after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article 5 of the Credit Agreement (as amended by this Amendment) and in the other Loan Documents are true and correct in all material respects as of the Effective Date, with the same effect as though made on and as of such date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) that for purposes of this Section 3(c), the representations and warranties contained in Sections 5.05(a) and 5.05(b) of the Credit Agreement (as amended by this Amendment) shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement (as amended by this Amendment) and, in the case of the financial statements furnished pursuant to Section 6.01(b) of the Credit Agreement (as amended by this Amendment) , the representations contained in Section 5.05(a) of the Credit Agreement (as amended by this Amendment), as modified by this clause (ii), shall be qualified by the statement that such financial statements are subject to the absence of footnotes and year-end audit adjustments and (iii) to the extent that such representations and warranties contain a materiality qualification, such representations and warranties shall be accurate in all respects;
(d)     Immediately prior to and after giving effect to the Effective Date, no Default or Event of Default shall have occurred and be continuing; and

(e)    The Borrowers shall have paid (i) all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with this Amendment including all Attorney Costs of one attorney for all Lenders and the Administrative Agent (which shall be Shearman & Sterling LLP) and such other local counsel in each foreign jurisdiction as agreed between the Administrative Agent and the Borrowers, in each case, that shall have been invoiced (with reasonably supporting documentation) and delivered to the Borrowers at least two (2) Business Days prior to the Effective Date and (ii) all other fees required to be paid on the Effective Date as separately agreed in writing by the BV Borrower.
SECTION 4. Representations and Warranties. Each of the Parent and the Borrowers hereby represents and warrants to the Administrative Agent that:
(a)    on and as of the date hereof (i) it has all requisite corporate or other power and authority to enter into and perform its obligations under this Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which it is a party, and (ii) this Amendment has been duly authorized, executed and delivered by it; and
(b)    this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

NYDOCS01/1311404	4	Amendment No. 1 to Credit Agreement

SECTION 5. New Lenders and Increasing Lenders. If any lender under the Credit Agreement declines or fails to consent to this Amendment by returning an executed counterpart of this Amendment to the Administrative Agent prior to the Consent Deadline, then pursuant to and in compliance with the terms of Section 10.01 of the Credit Agreement, such lender may be replaced and its commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing lender (an “Existing Lender”) which is willing to increase its Term Loans as set forth on such Lender’s signature page hereto (an “Increasing Lender”) upon execution of this Amendment (which will also be deemed to be the execution of an Assignment and Assumption Agreement substantially in the form of Exhibit A hereto).
SECTION 6. Costs and Expenses. The Borrowers agree that all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder or in connection herewith (including, without limitation, the Attorney Costs of one counsel for all Lenders and the Administrative Agent), are expenses that the Borrowers are required to pay or reimburse pursuant to Section 10.04 of the Credit Agreement.
SECTION 7. Execution in Counterparts. This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic transmission of an executed counterpart of a signature page to this Amendment, including by email with a pdf copy hereof attached, shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 9. WAIVER OF RIGHT OF TRIAL BY JURY. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THE CREDIT AGREEMENT AS AMENDED HEREBY, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 9 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.
SECTION 10. Guarantor Affirmation. Each Guarantor party hereto hereby (a) acknowledges and consents to this Amendment; (b) ratifies and confirms all of its respective obligations and liabilities under the Loan Documents (as amended by the Amendment) to which it is a party and ratifies and confirms that such obligations and liabilities remain in full force and effect

NYDOCS01/1311404	5	Amendment No. 1 to Credit Agreement

and extend to and continue in effect with respect to, and continue to guarantee and secure, as applicable, the obligations of the Borrowers under the Credit Agreement; (c) acknowledges and confirms that the liens and security interests granted by it pursuant to the Collateral Documents to which it is a party are and continue to be valid and perfected first priority liens and security interests (subject only to Liens permitted under the Loan Documents) that secure all of the obligations of such Guarantor under the Loan Documents to which it is a party on and after the date hereof; (d) acknowledges and agrees that such Guarantor does not have any claim or cause of action against the Administrative Agent or any Lender (or any of its respective directors, officers, employees, or agents) on or prior to the date hereof; and (e) acknowledges, affirms, and agrees that such Guarantor does not have any defense, claim, cause of action, counterclaim, offset or right of recoupment of any kind or nature against any of its obligations, indebtedness or liabilities to the Administrative Agent or any Lender on or prior to the date hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

NYDOCS01/1311404	6	Amendment No. 1 to Credit Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Credit Agreement to be executed by their respective authorized officers as of the date first above written.

SENSATA TECHNOLOGIES B.V.,
as BV Borrower

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES FINANCE COMPANY, LLC,
as US Borrower

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V.,
as Parent

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

SENSATA TECHNOLOGIES, Inc.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

SENSATA TECHNOLOGIES MASSACHUSETTS, Inc.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Chief Financial Officer

Signature Page to Amendment No. 1 to Credit Agreement

SENSATA TECHNOLOGIES HOLDING COMPANY US B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES HOLLAND, B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

SENSATA TECHNOLOGIES HOLDING COMPANY MEXICO, B.V.,
as Guarantor

By:	/s/ Geert Braaksma
Name: Geert Braaksma
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

SENSATA TECHNOLOGIES DE MÉXICO, S. DE R.L. DE C.V.
as Guarantor

By:	/s/ Santiago Sepulveda
Name: Santiago Sepulveda
Title: Attorney-in-Fact

Signature Page to Amendment No. 1 to Credit Agreement

SENSATA TECHNOLOGIES JAPAN LIMITED,
as Guarantor

By:	/s/ Akira Hayashi
Name: Akira Hayashi
Title: Representative Director

Signature Page to Amendment No. 1 to Credit Agreement

SENSATA TECHNOLOGIES MALAYSIA SDN. BHD.,
as Guarantor

By:	/s/ Jeffrey Cote
Name: Jeffrey Cote
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Stephen B. King
Name: Stephen B. King
Title: VP

Signature Page to Amendment No. 1 to Credit Agreement

EXHIBIT A

FORM OF
ASSIGNMENT AND ASSUMPTION
Reference is made to the Credit Agreement dated as of May 12, 2011 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among SENSATA TECHNOLOGIES B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, (the “BV Borrower”), SENSATA TECHNOLOGIES FINANCE COMPANY, LLC, a Delaware limited liability company, (the “US Borrower”), SENSATA TECHNOLOGIES INTERMEDIATE HOLDING B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, the Lenders, the Initial L/C Issuer, the Initial Swing Line Lender and MORGAN STANLEY SENIOR FUNDING INC.

Each “Assignor” referred to on Schedule 1 hereto (each, an “Assignor”) and each “Assignee” referred to on Schedule 1 hereto (each, an “Assignee”) agrees severally with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:

1.
Such Assignor hereby sells and assigns, without recourse except as to the representations and warranties made by it herein, to such Assignee, and such Assignee hereby purchases and assumes from such Assignor, an interest in and to such Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Facility or Facilities specified on Schedule 1 hereto. After giving effect to such sale and assignment, such Assignee’s Commitments and the amount of the Loans owing to such Assignee will be as set forth on Schedule 1 hereto.

2.
Such Assignor (i) represents and warrants that its name set forth on Schedule 1 hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Notes (if any) held by such Assignor and requests that the Administrative Agent exchange such Note or Notes for a new Note or Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto or new Notes payable to the order of such Assignee in an amount equal to the Commitments assumed by such Assignee pursuant hereto and such Assignor in an amount equal

NYDOCS02/931938	A - 1	Form of Assignment and Assumption

to the Commitments retained by such Assignor under the Credit Agreement, respectively, as specified on Schedule 1 hereto.

3.
Such Assignee (i) confirms that it has received a copy of the Credit Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) agrees that it will, independently and without reliance upon any Agent, any Assignor or any other Lender Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) represents and warrants that its name set forth on Schedule 1 hereto is its legal name; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender Party; and (vii) attaches any information related to Taxes as required by Article 3 of the Credit Agreement.

4.
[Such Assignee is an Affiliated Lender and hereby represents and warrants that (i) after giving effect to this Assignment and Assumption, the aggregate principal amount of Total Outstanding Term Loans held by all Affiliated Lenders will not exceed 25% of the original principal amount of all Total Outstanding Term Loans at such time and (ii) such Assignee does not possess any MNPI with respect to any Loan Party that both (x) has not been disclosed to the assigning Lender (other than because such assigning Lender does not wish to receive MNPI with respect to any Loan Party) prior to such date and (y) could reasonably be expected to have a material effect upon, or otherwise be material to, a Lender’s decision to assign Loans to such Affiliated Lender.][5] [The Assignee hereby represents and warrants that it is not an Affiliated Lender.][6]

5.
Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Assumption (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent, unless otherwise specified on Schedule 1 hereto.

6.
Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and (ii) such Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Assumption) and, if this Assignment and Assumption covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.

————————————
5 Insert for an Assignee that is an Affiliated Lender
6 Insert for an Assignee that is not an Affiliated Lender

NYDOCS02/931938	A - 2	Form of Assignment and Assumption

7.
Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.

8.	This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.

9.
This Assignment and Assumption may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Assumption by telecopier shall be effective as delivery of an original executed counterpart of this Assignment and Assumption.

IN WITNESS WHEREOF, each Assignor and each Assignee have caused Schedule 1 to this Assignment and Assumption to be executed by their officers thereunto duly authorized as of the date specified thereon.

NYDOCS02/931938	A - 3	Form of Assignment and Assumption

SCHEDULE 1
TO
ASSIGNMENT AND ASSUMPTION

Revolving Credit Loan
Percentage interest assigned	%
Dollar Revolving Credit Commitment assigned	$
Euro Revolving Credit Commitment assigned	€
Term Loan Facility
Percentage interest assigned	%
Term Loans assigned	$

Effective Date (if other than date of acceptance by Administrative Agent):
7__________, 20__
Assignor
__________, as Assignor
[Type or print legal name of Assignor]

By:    ______________________________
Name:
Title:

Dated: __________, 20__

Assignee
___________, as Assignee
[Type or print legal name of Assignee]

By:    ______________________________
Name:
Title:

Dated: __________, 20__
Domestic Lending Office:
Eurodollar Lending Office:

————————————
7 This date should be no earlier than five Business Days after the delivery of this Assignment and Assumption to the Administrative Agent.

Accepted [and Approved] this ____
day of __________, 20__
[MORGAN STANLEY SENIOR FUNDING, INC.
as Administrative Agent]8

By: ______________________________
Name:
Title:

[L/C ISSUER] [SWING LINE LENDER], as [L/C Issuer] [Swing Line Lender]9

By: ______________________________
Name:
Title:

————————————
8 Required if Assignee is a Person other than a Lender, an Affiliate of a Lender or an Approved Fund.
9 Required in case of any assignment of a Revolving Credit Commitment.

Accepted [and Approved] this ____
day of __________, 20__

[NAME OF BORROWER]10

By:
Name:
Title:

————————————
10 Required except (i) in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (ii) if an Event of Default has occurred and is continuing under Section 8.01(a), Section 8.01(f) or Section 8.01(g)(i) of the Credit Agreement.